EXHIBIT 10.1

LOCK-UP AGREEMENT

May 27, 2015

Long Island Iced Tea Corp.

1193 Seven Oaks Rd.

Waynesboro, GA 30830

Ladies and Gentlemen:

In connection with the Agreement and Plan of Reorganization (the “Merger Agreement”), dated as of December 30, 2014, by and among Cullen Agricultural Holding Corp, Long Island Iced Tea Corp. (the “Company”), Cullen Merger Sub, Inc., LIBB Acquisition Sub, LLC, Long Island Brand Beverages LLC and Phil Thomas and Thomas Panza, to induce the parties to consummate the transactions contemplated by the Merger Agreement, the undersigned agrees not to, either directly or indirectly, during the “Restricted Period” (as hereinafter defined):

(1)	sell or offer or contract to sell or offer, grant any option or warrant for the sale of, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of (all being referred to as a “Transfer”) any legal or beneficial interest in any Holdco Common Stock (as defined in the Merger Agreement), issued to the undersigned in connection with the Merger Agreement (the “Restricted Securities”),

(2)	enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any of the Restricted Securities, whether such swap transaction is to be settled by delivery of any Restricted Securities or other securities of any person, in cash or otherwise, or

(3)	publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any of the Restricted Securities.

As used herein, “Restricted Period” means the period commencing on the Closing Date (as defined in the Merger Agreement) and ending on the day preceding the day that is twelve months after the Closing Date.

Notwithstanding the foregoing limitations, this Lock-Up Agreement will not prevent any Transfer of any or all of the Restricted Securities, either during the undersigned’s lifetime or on the undersigned’s death, (i) in a transaction that does not involve a public offering (as such term is used in the Federal securities laws) and is not made through a securities exchange or an over-the-counter securities market, (ii) by gift, will or intestate succession, or by judicial decree, to the undersigned’s “family members” (as defined below) or to trusts, family limited partnerships and similar entities primarily for the benefit of the undersigned or the undersigned’s “family members,” or (iii) in a transaction involving a Transfer to affiliates of the undersigned or any investment fund or entity controlled or managed by the undersigned or affiliates of the undersigned, including, if the undersigned is a corporation, partnership, limited liability company or other business entity, a distribution of securities to limited or general partners, members, stockholders or other equity holders of the undersigned; provided, however, that in each and any such event it shall be a condition to the Transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Lock-Up Agreement. For purposes of this sub-paragraph, “family member” shall mean spouse, lineal descendants, stepchildren, father, mother, brother or sister of the transferor or of the transferor’s spouse.

Nothing in this Lock-Up Agreement shall prevent the establishment by the undersigned of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Securities Exchange Act of 1934, as amended; provided that it shall be a condition to the establishment of any such Plan that no Transfers of the Holdco Common Stock shall be made pursuant to such a plan prior to the expiration of the Restricted Period; and provided, further, such a Plan may only be established if no public announcement of the establishment or the existence thereof, and no filing with the U.S. Securities and Exchange Commission or any other regulatory authority shall be required or shall be made voluntarily by the undersigned, the Company or any other person, prior to the expiration of the Restricted Period.

Any of the Restricted Securities subject to this Lock-Up Agreement may be released, from time to time, in whole or part from the terms hereof upon the consent of the Committee (as defined in the Merger Agreement).

The undersigned hereby authorizes the Company’s transfer agent to apply to any certificates representing Restricted Securities issued to the undersigned the appropriate legend to reflect the existence and general terms of this Lock-up Agreement.

This Lock-up Agreement will be legally binding on the undersigned and on the undersigned’s successors and permitted assigns, and is executed as an instrument governed by the law of New York.

[Signature page follows]

SIGNATURE PAGE TO THE LOCK-UP AGREEMENT

Thomas Panza
Name

/s/ Thomas Panza
Signature

Philip Thomas
Name

/s/ Philip Thomas
Signature